Bank Borrowing	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
Bank Borrowing

12. BANK BORROWING

On December 22, 2016, the Group entered into a loan agreement with Hui Shang Bank amounting to RMB10,000 with one year maturity and a floating interest rate up to 121% of the benchmark interest rate on payment date. On December 22, 2017, the loan was fully repaid by the Group.

On January 4, 2017, the Group entered into a loan agreement with Hefei Branch of China Merchants Bank amounting to RMB30,000 with one year maturity and a fixed interest rate of 5

%. On January 4, 2018 the loan was fully repaid by the Group.

On April 2, 2018, the Group entered into a loan agreement with Hefei Branch of China Merchants Bank amounting to RMB20,000 with one year maturity and a fixed interest rate of 5%. As of December 31, 2018, the loan remains outstanding.